UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 30, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-154975	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Property Acquisition

On March 30, 2011 (the “Closing Date”), TNP Strategic Retail Trust, Inc. (the “Company”) acquired a fee simple interest in a multi-tenant necessity retail center located at 655 W. Craig Road in North Las Vegas, Nevada commonly known as Craig Promenade (“Craig Promenade”) through TNP SRT Craig Promenade, LLC (“TNP SRT Craig Promenade”), a wholly owned indirect subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”). On August 16, 2010, TNP Acquisitions, LLC (“TNP Acquisitions”), an affiliate of the Company’s sponsor, entered into the Purchase and Sale Agreement for the purchase of Craig Promenade (the “Purchase Agreement”) with 525, 605, 655, 675, 715, 725, 755, 775 & 785 West Craig Road Holdings, LLC, an unaffiliated third party (the “Seller”). On September 10, 2010, the Purchase Agreement terminated in accordance with its terms, and on September 29, 2010, TNP Acquisitions and the Seller entered into the Reinstatement and Second Amendment to the Purchase Agreement, which reinstated the Purchase Agreement, reduced the aggregate purchase price for Craig Promenade from $13,300,000 to $12,800,000 and extended the outside date to close the acquisition of Craig Promenade to October 29, 2010. On January 28, 2011, TNP Acquisitions and the Seller entered into the Reinstatement and Third Amendment to the Purchase Agreement, which reinstated the Purchase Agreement and extended the outside date to close the acquisition of Craig Promenade to March 15, 2011. On March 15, 2011, TNP Acquisitions and the Seller entered into the Fourth Amendment to the Purchase Agreement, which extended the outside date to close the acquisition of Craig Promenade to March 31, 2011. Immediately prior to the closing of the acquisition on the Closing Date, TNP Acquisitions assigned the Purchase Agreement to TNP SRT Craig Promenade.

TNP SRT Craig Promenade acquired Craig Promenade for an aggregate purchase price of approximately $12,800,000, exclusive of closing costs, or approximately $139 per square foot, which represents an approximate 40% discount from value of the original mortgage loan on Craig Promenade. TNP SRT Craig Promenade financed the payment of the purchase price for Craig Promenade with (1) proceeds from the Company’s initial public offering and (2) approximately $8,750,000 in funds borrowed under the Operating Partnership’s revolving credit agreement (the “Credit Agreement”) with KeyBank National Association (“KeyBank”). In connection with the acquisition of Craig Promenade, the Operating Partnership and KeyBank agreed to certain amendments to the Credit Agreement. For additional information on the terms of the amendments to the Credit Agreement, see Item 2.03 below. An acquisition fee of approximately $320,000 is due and payable to the Company’s advisor, TNP Strategic Retail Advisor, LLC (“Advisor”), in connection with the acquisition of Craig Promenade.

Craig Promenade was constructed in 2005 and is comprised of approximately 109,250 square feet, which includes approximately 91,750 rentable square feet and two parcels of undeveloped land consisting of approximately 17,500 buildable square feet that can be sold, ground leased or developed. Craig Promenade was approximately 77.5% leased as of the Closing Date and is anchored by Big Lots, a national retailer. Other significant tenants at Craig Promenade include Carl’s Jr., Popeyes Louisiana Kitchen and MetroPCS Communications, Inc.

The material terms of the agreements related to the acquisition of Craig Promenade described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Management of Property

On the Closing Date, TNP SRT Craig Promenade and TNP Property Manager, LLC (the “Property Manager”), an affiliate of the Company’s sponsor, entered into an agreement for the management of Craig Promenade (the “Management Agreement”). Pursuant to the Management Agreement, TNP SRT Craig Promenade will pay the Property Manager an annual management fee equal to 5.0% of the Gross Revenue (as defined in the Management Agreement).

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Craig Promenade Loan

As previously disclosed, on December 17, 2010, TNP SRT Secured Holdings, LLC (“TNP SRT Holdings”), a wholly owned subsidiary of the Operating Partnership, and TNP SRT Moreno Marketplace, LLC (“TNP SRT Moreno”) and TNP SRT San Jacinto, LLC (“TNP SRT San Jacinto,” and together with TNP SRT Holdings and TNP SRT Moreno, “Borrower”), each a wholly owned subsidiary of TNP SRT Holdings, entered into the Credit Agreement with KeyBank, as administrative agent for the lenders named in the Credit Agreement, and KeyBanc Capital Markets, Inc., as lead bookrunner and lead arranger, to establish a revolving credit facility with an initial maximum aggregate commitment of $35,000,000. TNP SRT Craig Promenade financed the payment of the purchase price for Craig Promenade with the proceeds of an advance under the A tranche and B tranche of the Credit Agreement in the aggregate principal amount of $8,750,000 (the “Craig Promenade Loan”). $8,000,000 of the Craig Promenade Loan is designated as a borrowing under the A tranche of the Credit Agreement (the “Tranche A Borrowing”) and bears interest at a variable rate of 5.50% per annum pursuant to the terms of the Credit Agreement. The remaining $750,000 of the Craig Promenade Loan is designated as a borrowing under the B tranche of the Credit Agreement (the “Tranche B Borrowing”) and bears interest at a variable rate of 6.25% per annum pursuant to the terms of the Credit Agreement. The entire unpaid principal balance of the Tranche A Borrowing and all accrued and unpaid interest thereon is due and payable in full on December 17, 2013, subject to extension to December 17, 2014 pursuant to the terms of Credit Agreement. The entire unpaid principal balance of the Tranche B Borrowing and all accrued and unpaid interest thereon is due and payable in full on June 30, 2011, or such earlier date as elected by Borrower pursuant to the terms of the Credit Agreement.

The Credit Agreement, as amended by the Craig Promenade Loan, is secured by (1) a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing made by each of TNP SRT Craig Promenade, TNP SRT Moreno and TNP SRT San Jacinto for the benefit of KeyBank with respect to Craig Promenade and the respective retail properties owned by TNP SRT Moreno and TNP SRT San Jacinto; (2) pledges of all of the Company’s, TNP SRT Holding’s, the Operating Partnership’s, and TNP SRT Northgate Plaza Tucson Holdings, LLC’s respective direct and indirect equity ownership interests in, as applicable, Borrower or any subsidiary of Borrower or the Company which, directly or indirectly, owns real property, including TNP SRT Craig Promenade, subject to certain limitations and exceptions; (3) guarantees, granted by the Company and the Operating Partnership on a joint and several basis, of the prompt and full payment of all of the obligations, terms and conditions to be paid, performed or observed with respect to the Credit Agreement; and (4) a security interest granted in favor of KeyBank with respect to all operating, depository (including without limitation the deposit account used to receive subscription payments for the sale of equity interests by the Company in its public offering (the “Subscription Account”)), escrow and security deposit accounts and all cash management services of Borrower, the Company and the Operating Partnership. KeyBank has acknowledged and agreed that its security interest in the Subscription Account is expressly subordinate to the right of subscribers to receive refunds of their subscription payments in the event that their payments are rejected by the Company.

In connection with the Craig Promenade Loan, TNP SRT Craig Promenade, Borrower, the Operating Partnership and the Company (collectively, the “Indemnitors”) entered into an Environmental and Hazardous Substances Indemnity Agreement (the “Environmental Indemnity”), pursuant to which the Indemnitors have agreed, on a joint and several basis, to indemnify, defend and hold harmless KeyBank, each Lender (as that term is defined by the Credit Agreement) and each of their respective parents, subsidiaries and affiliates (collectively, the “Indemnified Parties”), from and against any losses, damages, suits, claims or other liabilities that the Indemnified Parties may suffer or incur as a result of or arising directly or indirectly out of, among other things, (1) the release or threatened release of certain hazardous substances or wastes in, on, above or under Craig Promenade, (2) any non-compliance or violation of any environmental laws applicable to Craig Promenade or TNP SRT Craig Promenade, and (3) any failure of TNP SRT Craig Promenade to comply with the terms and conditions of the Environmental

Indemnity in all material respects.

As previously disclosed, in connection with the execution of the Credit Agreement, the Property Manager and the Advisor entered into a subordination agreement pursuant to which any claims brought by Property Manager or Advisor pursuant to any property management agreement between the Property Manager and the Company or the advisory agreement between the Advisor and the Company will be subordinate to any and all claims of KeyBank and the other lenders under the Credit Agreement; provided that the subordination is limited to management and advisory fees in excess of 3% of gross revenues.

The material terms of the agreements described herein relating to the Craig Promenade Loan are qualified in their entirety by the agreements attached as Exhibits 10.6 through 10.8, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Amendment of Credit Agreement

On the Closing Date, in connection with the acquisition of Craig Promenade, the Company, the Operating Partnership, the Company’s sponsor, Thompson National Properties, LLC, Anthony W. Thompson, TNP SRT Northgate Plaza Tucson Holdings, LLC, a wholly owned subsidiary of the Operating Partnership, the Borrower, TNP SRT Craig Promenade and KeyBank entered into a first omnibus amendment and reaffirmation of the Credit Agreement and the other loan documents relating to the revolving credit facility (the “Credit Agreement Amendment”). The Credit Agreement Amendment provides for the Craig Promenade Loan. In connection with the Credit Agreement Amendment, TNP SRT Craig Promenade assumed and agreed to perform and observe, on a joint and several basis, all of the covenants, agreements, obligations and duties of the Borrower under the Credit Agreement.

The material terms of the Credit Agreement Amendment described herein are qualified in their entirety by the Credit Agreement Amendment, a copy of which is attached as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on March 24, 2011, Arthur M. Friedman notified the Company of his resignation as a director of the Company and as Chairman of the Audit Committee of the Company (the “Audit Committee”), effective as of April 1, 2011. On April 1, 2011, in connection with Mr. Friedman’s resignation and pursuant to the terms of the Company’s 2009 Long-Term Incentive Plan, the Company’s board of directors (the “Board”) approved the acceleration of the vesting of approximately 3,333 shares of restricted common stock of the Company held by Mr. Friedman so that none of such shares of restricted common stock would be forfeited upon Mr. Friedman’s resignation.

On April 1, 2011, the Board appointed Phillip Levin to serve as a director of the Company in order to fill the vacancy on the Board created by Mr. Friedman’s resignation, effective as of April 1, 2011. Mr. Levin will serve as a member of the Board until the next annual meeting of the Company’s stockholders and until his successor is duly elected and qualifies. On April 1, 2011, the Board also appointed Mr. Levin to serve as a member of the Audit Committee in order to fill the vacancy on the Audit Committee created by Mr. Friedman’s resignation, effective as of April 1, 2011. Mr. Levin was also appointed as the Chairman of the Audit Committee.

Mr. Levin, age 71, currently serves as a Managing Partner of L&M Capital Partners, an investment advisory firm. Mr. Levin has also served since 1991 as President of Levin Development Company, a real estate development and consulting firm. Prior to founding Levin Development Company in 1991, Mr. Levin served for approximately 16 years with Coopers & Lybrand, L.L.P. (now PricewaterhouseCoopers), where he became the Managing Partner of the firm’s consulting practice in Michigan. From 1970 to 1974, Mr. Levin served as Manager of the Consulting Services Division of Arthur Young & Company (now Ernst & Young) in Toledo, Ohio. Prior to joining Arthur Young & Company, Mr. Levin served as a Financial Analyst for Ford Motor Company for approximately 8 years. Mr. Levin holds an M.B.A in Finance and a bachelors degree in

Accounting from the University of Pittsburgh.

Item 7.01	Regulation FD Disclosure.

On March 31, 2011, the Company distributed a press release announcing the completion of the acquisition of Craig Promenade. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical at this time to provide the required financial statements for the acquired real property described in this Current Report on Form 8-K, and no financial statements (audited or unaudited) are available at this time. The required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits

Exhibit	Description

10.1	Purchase and Sale Agreement, dated August 16, 2010, by and between TNP Acquisitions, LLC and 525, 605, 655, 675, 715, 725, 755, 775 & 785 West Craig Road Holdings, LLC

10.2	Reinstatement and Second Amendment to Purchase and Sale Agreement, dated September 29, 2010, by and between TNP Acquisitions, LLC and 525, 605, 655, 675, 715, 725, 755, 775 & 785 West Craig Road Holdings, LLC

10.3	Fourth Amendment to Purchase and Sale Agreement, dated March 15, 2011, by and between TNP Acquisitions, LLC and 525, 605, 655, 675, 715, 725, 755, 775 & 785 West Craig Road Holdings, LLC

10.4	Assignment of Purchase and Sale Agreement, dated March 30, 2011, by and between TNP Acquisitions, LLC and TNP SRT Craig Promenade, LLC

10.5	Property and Asset Management Agreement, dated March 30, 2011, by and between TNP SRT Craig Promenade, LLC and TNP Property Manager, LLC

10.6	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 30, 2011, by TNP SRT Craig Promenade, LLC for the benefit of KeyBank National Association

10.7	Environmental and Hazardous Substances Indemnity Agreement, dated as of March 30, 2011, by and among TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP Strategic Retail Operating Partnership, L.P. and TNP Strategic Retail Trust, Inc.

10.8	First Omnibus Amendment and Reaffirmation of Loan Documents, dated as of March 30, 2011, by and among TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, KeyBank National Association, TNP Strategic Retail

Operating Partnership, L.P., TNP Strategic Retail Trust, Inc., Thompson National Properties, TNP SRT Northgate Plaza Tucson Holdings, LLC and AWT Family Limited Partnership

99.1	Press Release dated March 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: April 5, 2011	By:	/s/ James R. Wolford
James R. Wolford
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Purchase and Sale Agreement, dated August 16, 2010, by and between TNP Acquisitions, LLC and 525, 605, 655, 675, 715, 725, 755, 775 & 785 West Craig Road Holdings, LLC

10.2	Reinstatement and Second Amendment to Purchase and Sale Agreement, dated September 29, 2010, by and between TNP Acquisitions, LLC and 525, 605, 655, 675, 715, 725, 755, 775 & 785 West Craig Road Holdings, LLC

10.3	Fourth Amendment to Purchase and Sale Agreement, dated March 15, 2011, by and between TNP Acquisitions, LLC and 525, 605, 655, 675, 715, 725, 755, 775 & 785 West Craig Road Holdings, LLC

10.4	Assignment of Purchase and Sale Agreement, dated March 30, 2011, by and between TNP Acquisitions, LLC and TNP SRT Craig Promenade, LLC

10.5	Property and Asset Management Agreement, dated March 30, 2011, by and between TNP SRT Craig Promenade, LLC and TNP Property Manager, LLC

10.6	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of March 30, 2011, by TNP SRT Craig Promenade, LLC for the benefit of KeyBank National Association

10.7	Environmental and Hazardous Substances Indemnity Agreement, dated as of March 30, 2011, by and among TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP Strategic Retail Operating Partnership, L.P. and TNP Strategic Retail Trust, Inc.

10.8	First Omnibus Amendment and Reaffirmation of Loan Documents, dated as of March 30, 2011, by and among TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, KeyBank National Association, TNP Strategic Retail Operating Partnership, L.P., TNP Strategic Retail Trust, Inc., Thompson National Properties, TNP SRT Northgate Plaza Tucson Holdings, LLC and AWT Family Limited Partnership

99.1	Press Release dated March 31, 2011